Income Taxes	12 Months Ended
Dec. 31, 2018
Income Taxes [Abstract]
Income Taxes
INCOME TAXES
The provision for income taxes is as follows:

($ millions)	2018	2017
Current tax:
Canada	—	(1.9)
Luxembourg	0.3	0.2
Current tax expense (recovery)	0.3	(1.7)
Deferred tax:
Canada	(690.5)	(99.2)
United States	(248.3)	201.3
Deferred tax expense (recovery)	(938.8)	102.1
Income tax expense (recovery)	(938.5)	100.4

The following table reconciles income taxes calculated at the Canadian statutory rate with the recorded income taxes:

($ millions)	2018	2017
Net income (loss) before tax	(3,555.4)	(23.6)
Statutory income tax rate	27.00%	26.85%
Expected provision for income taxes	(960.0)	(6.3)
Effect of change in corporate tax rates	—	106.9
Effect of tax rates in foreign jurisdictions	13.9	22.9
Effect of restricted share bonus plan	1.8	(2.7)
Effect of change in recognition of deferred tax assets	(1.1)	(14.7)
Effect of non-taxable capital (gains) losses	0.6	(1.1)
Non-deductible disposition of goodwill	2.1	—
Other	4.2	(4.6)
Income tax recovery	(938.5)	100.4

The statutory combined federal and provincial income tax rate decreased from 27.00% in 2016 to 26.85% in 2017 primarily due to the decrease in the Saskatchewan corporate tax rate from 12.00% to 11.50%, effective July 1, 2017. The Saskatchewan corporate tax rate was subsequently changed back to 12.00% effective January 1, 2018, resulting in an increase in the combined federal and provincial income tax rate from 26.85% in 2017 to 27.00% in 2018.
On December 22, 2017, the United States government enacted the Tax Cuts and Jobs Act which implemented significant changes to the U.S. tax legislation including, among other changes, a decrease to the federal corporate income tax rate from 35% to 21% effective January 1, 2018. As a result, the Company reduced its deferred income tax asset by $107.5 million at December 31, 2017 and recognized a corresponding deferred income tax expense.
The composition of net deferred income tax asset (liability) is as follows:

($ millions)	2018	2017
Deferred income tax assets	602.3	192.8
Deferred income tax liabilities	—	(550.6)
Net deferred income tax assets (liabilities)	602.3	(357.8)
The net deferred income tax assets (liabilities) are expected to be settled in the following periods:

($ millions)	2018	2017
Deferred income tax:
To be settled within one year	(57.9)	29.1
To be settled beyond one year	660.2	(386.9)
Deferred income tax	602.3	(357.8)
The movement in deferred income tax assets (liabilities) are as follows:

($ millions)	At January 1, 2018	(Charges) / credits due to acquisitions & other	(Charged) / credited to earnings	At December 31, 2018
Deferred income tax assets:
Decommissioning liability	361.3	—	(31.7)	329.6
Income tax losses carried forward	649.5	—	268.6	918.1
Debt financing costs	—	—	—	—
Share issue costs	10.2	—	(4.9)	5.3
Risk management contracts	33.5	—	(33.5)	—
Other	22.2	21.3	(27.2)	16.3
	1,076.7	21.3	171.3	1,269.3
Deferred income tax liabilities:
Property, plant and equipment	(1,417.5)	—	783.6	(633.9)
Risk management contracts	(17.0)	—	(16.1)	(33.1)
	(1,434.5)	—	767.5	(667.0)
Net deferred income tax assets (liabilities)	(357.8)	21.3	938.8	602.3

($ millions)	At January 1, 2017	(Charges) / credits due to acquisitions & other	(Charged) / credited to earnings	At December 31, 2017
Deferred income tax assets:
Decommissioning liability	361.8	—	(0.5)	361.3
Income tax losses carried forward	632.4	—	17.1	649.5
Debt financing costs	4.8	—	(4.8)	—
Share issue costs	15.3	0.1	(5.2)	10.2
Risk management contracts	18.3	—	15.2	33.5
Other	16.6	(26.7)	32.3	22.2
	1,049.2	(26.6)	54.1	1,076.7
Deferred income tax liabilities:
Property, plant and equipment	(1,286.7)	—	(130.8)	(1,417.5)
Risk management contracts	8.4	—	(25.4)	(17.0)
	(1,278.3)	—	(156.2)	(1,434.5)
Net deferred income tax liabilities	(229.1)	(26.6)	(102.1)	(357.8)

The approximate amounts of tax pools available as at December 31, 2018 and 2017 are as follows:

($ millions)	2018	2017
Tax pools:
Canada	8,389.0	8,746.2
United States	3,830.0	3,287.6
Total	12,219.0	12,033.8

Deferred income tax assets have been recognized in both Canada and the U.S. as it is probable given the Company's anticipated future earnings that the tax pools will be utilized in the future against future profits. The above tax pools include estimated Canadian non-capital losses carried forward of $1.90 billion (December 31, 2017 - $1.40 billion) that expire in the years 2026 through 2038, and U.S. net operating losses of $1.73 billion (December 31, 2017 - $1.20 billion) which expire in the years 2024 through 2037. A deferred income tax asset has not been recognized for U.S. net operating losses of $89.7 million (December 31, 2017 - $82.3 million) or for other temporary differences of $56.2 million (December 31, 2017 - $33.2 million) as there is not sufficient certainty regarding future utilization.
At December 31, 2017, a deferred tax asset has not been recognized in respect of certain unrealized capital losses and capital losses carried forward for Canadian tax purposes in the amount of $1.2 million. Recognition is dependent on the realization of future taxable capital gains.
A deferred tax asset has not been recognized in respect of temporary differences associated with investments in subsidiaries as it is not likely that the temporary differences will reverse in the foreseeable future. The deductible temporary differences associated with investments in subsidiaries is approximately $1.3 billion (December 31, 2017 - $555.2 million).
The Company received notices of reassessment from the Canada Revenue Agency in 2014 and 2015 disallowing $149.3 million of tax pools and $12.6 million of investment tax credits relating to an acquired entity. The Company has filed notices of objections in response to these reassessments and management believes that it will be successful in defending its positions. Therefore, no provision for the potential income tax liability was recorded at December 31, 2018 and December 31, 2017.